AMERICAN

RESOURCES CORPORATION

Supporting Global Infrastructure



americanresourcescorp.com
NASDAQ: AREC

Forward-Looking Statements

This document contains may include predictions, estimates or other information that might be considered forward-looking. While these forward-looking statements represent our current judgment on what the future holds, they are subject to risks and uncertainties that could cause actual results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward-looking statements in light of new information or future events. Throughout this document, we will attempt to present some important factors relating to our business that may affect our predictions. You should also review any and all SEC filings of each respective company for a more complete discussion of these factors and other risks, particularly under the heading "Risk Factors."

This document is neither an offer to sell nor a solicitation to purchase any of the Company's securities. Certain statements and financial projections in this Presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on management's current expectations, are generally identifiable by the use of terms, such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "possible," "potential," "predicts," "projects," "should," "would" and similar expressions. The potential risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein include, among others, the Company's ability to raise additional debt or equity financing, the Company's relationships with its current and future customers and business partners, the Company's ability to achieve anticipated results from acquisitions, and organic growth and development and overall business expansion. All reserve estimates (tonnage, quality, sell ability, etc.) and other number and figures presented herein are management estimates only, may include reserves that are currently under lease negotiation (i.e., not currently controlled), and should be independently verified.

The non-reserve deposit numbers presented herein are estimates based on available data and the interpretation of such data by the company and/or its advisors and/or consultants and are not classified as "proven" or "probable" pursuant to the definitions found within SEC's Industry Guide 7. Not all non-reserve deposits are permitted, and certain reserve numbers may include figures under permit, permit in-process or leased, and in some cases prior leases that have lapsed and need to be re-obtained.

This presentation and the information herein is updated frequently, and you should absolutely verify with management of the Company that this version is the most recent available. In the event that the information presented herein conflicts with Company public filings, the public filings shall be the governing document.


AMERICAN
RESOURCES CORPORATION
Leading supplier of high-quality raw material to the steel industry supporting the rapidly growing global infrastructure market.


Infrastructure,
not energy

Investment Opportunity

Producer of metallurgical (met) carbon, primary source of carbon used in steelmaking

Robust strategy designed for near-term exponential organic growth

- 3 active sites
- Portfolio of over 24 sites

High Global Demand

Governments around the world are investing heavily in infrastructure

Cost Effective

Production costs 20-30% lower than competitors

Highly Scalable

Opportunity to grow to multi-billion-dollar business with current assets

AMERICAN RESOURCES CORPORATION

Met Carbon:

Essential Ingredient in Steelmaking

Raw Materials

Met Carbon (for Coke)

- Heated to ~1100°C in the absence of oxygen for 12-36 hours
- Removes impurities to leave almost pure carbon

Iron Ore

Steelmaking


Iron Ore
Coke
Blast Furnace
Steel

AMERICAN RESOURCES CORPORATION — Fastest Growing U.S. Supplier of High-Quality Met Carbon to the Steel Industry

Innovators in the Industry

Nimble Business Model Provides Opportunity While Reducing Legacy Industry Risks

Identify Met Carbon Rich Deposits

Acquire Destressed Assets

Restructure

8 Acquisitions Over the Last 5 Years

Case Study:

Proven Playbook

McCoy Elkhorn Coal LLC

February 2016
Strategic purchase through 363 sale in U.S. Bankruptcy court
(Assumption of ~ $4.5M of reclamation bonds)

March 2016
Permanently shut down thermal mines and restructured
(Repurposed resources and infrastructure to fund and support met carbon operations)

October 2016 - 2017
Restarted met carbon production

2018
Developed Carnegie mines and acquired Point Rock

2019
Acquired Empire Kentucky Land
~3k surface & mineral acres

2020	Further expand met carbon production from acquired and developed properties which enhances overall quality to 36.5 volatility / < 1% sulfur / 22k+ fluidity, with an overall cost structure of < $60 per ton.

*McCoy Elkhorn Coal LLC was a former name-plate asset of James River Coal

AMERICAN RESOURCES CORPORATION

Corporate Structure:

Growth Through Acquisition

Processing and Logistics Infrastructure Located in Central Appalachian Basin of Kentucky and West Virginia



AMERICAN
RESOURCES CORPORATION
Quest Energy Inc.
100% Ownership
Empire Kentucky Land, Inc.
100% Ownership
McCoy Elkhorn Coal LLC
Pike County, KY
100% Ownership
Knott County Coal LLC
Knott & Letcher Counties, KY
100% Ownership
Deane Mining LLC
Letcher & Knott Counties, KY
100% Ownership
Perry County Resources LLC
Perry County, KY
100% Ownership
Colonial Coal Company, Inc.
Mineral and surface ownership
Pike County, KY 100% Ownership
Wyoming County Coal LLC
Wyoming County, WV
100% Ownership
ERC Mining Indiana Corp.
Greene & Sullivan Counties, IN
100% Ownership
Quest Processing LLC
Knott & Letcher Counties, KY
100% Ownership

AMERICAN RESOURCES CORPORATION

Metallurgical Carbon VS Thermal Coal

Infrastructure	Energy
Converted to coke, primary source of carbon used in steelmaking	Burned for steam to run turbines to generate electricity

High ← Carbon Content

Moisture Content → High

Creates Significant Barrier to Entry | Thermal Coal Cannot Be Used for Steelmaking

Global Reserves Are Condensed in Specific Geographic Locations

Major Met Carbon Producers: United States, Australia and Canada

Global Coal Distribution


Most deposits in Asia are lower quality and coal is used for energy production

AMERICAN RESOURCES CORPORATION

Concentrated in Small Areas in the U.S.

AREC's operations are focused on eastern Kentucky and West Virginia. The Company is headquartered in Fishers, Indiana with regional offices at each operating subsidiary.



Headquarters
Fishers, IN
Southwest Indiana Operations
Jasonville, IN
West Virginia Operations
Oceana, WV
Eastern Kentucky Operations
Mota, KY
Kite, KY
Doane, KY
Hazard, KY
Anthracite
Low Volatile Bituminous (Met Carbon)
Medium and High Volatile Bituminous (Met Carbon)
Subbituminous
Lignite

AMERICAN RESOURCES CORPORATION

Met Carbon Demand Expected to Rise


World Metallurgical Carbon Consumption (Mt)[1]
1200
1000
800
600
400
200
0
1978
1982
1987
1992
1997
2002
2007
2012
2018p
Japan
OECD
PR China
World


Projected 2025 Seaborne Met Carbon Supply and Demand[2]
(In millions of short tons)
368
84
284
New capacity requirement
Output of current supply base after estimated depletion
Demand
Supply

1: EA Coal Information 2019; 2: www.iea.org/reports/coal-2019

Governments Are Investing Heavily in Infrastructure

~$3.2 Trillion Average Annual Global Spend Forecasted Over the Next 20 Years



$4.0tn
$3.5tn
$3.0tn
$2.5tn
$2.0tn
$1.5tn
$1.0tn
$500bn
$0
2007
2012
2017
2022
2027
2032
2037

Asian Markets Are Largest Importers[1]

Country	Total 2018 Coal Imports (Mt)
China	295
India	240
Japan	185
South Korea	142

Met Carbon Demand Highly Correlates to Infrastructure Spend

Oxford Economics: Global Infrastructure Outlook

AMERICAN RESOURCES CORPORATION

U.S. Infrastructure Market Expected to Grow

Political Party Agnostic – Both Want Infrastructure


$450bn
$ 400bn
$ 350bn
$ 300bn
$ 250bn
$ 200bn
$ 150bn
$100bn
$50bn
$0
2007
2012
2017
2022
2027
2032
2037

"Both parties should be able to unite for a great rebuilding of America's crumbling infrastructure"
President Donald Trump

"We agreed on a number, which was very, very good — $2 trillion for infrastructure"
Chuck Schumer, Senate Minority Leader

Infrastructure Outlook: Global Infrastructure Outlook

AMERICAN RESOURCES CORPORATION

We Are Supplying the Largest Importers

India Spending $1.5 Trillion on Infrastructure Over the Next 5 Years[1]
Expected to Overtake China in Met Carbon Import by 2025[2]



Eastern Europe
India

1: https://www.bloomberg.com/news/articles/2019-12-31/india-plans-1-5-trillion-infrastructure-spending-to-spur-growth
2: https://www.iamrenew.com/environment/india-to-overtake-china-in-importing-coking-coal-by-2025/

AMERICAN RESOURCES CORPORATION

Competitive Across All Markets

Our Production Costs Are Significantly Lower Than Competitors by 20-30% by:

- Significantly reducing corporate overhead and legacy costs
- Streamlining operations to focus on efficiency and flexibility



Met Carbon Cost Curve
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
Spot prices are currently at ~$187/ton. Equities are pricing in ~$130/ton medium-term which implies more new large met carbon projects are unlikely to go forward.
Adjusted All-In Cash Costs ($/tons)
160
140
120
100
80
60
40
20
0
2007
50
100
150
200
250
300
AAL BHP TCK South32 RIO GLEN Other Aust. ARCH Russia BTU Other US Rest of World
Company Production Cost Range

AMERICAN RESOURCES CORPORATION

Large Organic Growth Potential From Existing Portfolio

Low Capex Requirement to Bring Sites Online

~3-4Mt
Projected Annual Production

3
Currently Active Sites



Active Sites
Sites to Activate

Portfolio of Over 24 Sites

~300Mt
Total Current Deposits

Environment and Community Conscious

Partnered With

LAND Betterment

Partnership at *"Work"*



Bluegrass Recycled Mulch,
A Land Betterment Brand

Environment

Reclaim mining sites through environmentally sustainable process

Community

Redevelop land to be used for agriculture, housing and community parks

Employment

Leverage skillset of former mining workforce to develop business lines in production

AMERICAN RESOURCES CORPORATION

Team With Proven Operation Experience



Mark Jensen
Chief Executive Officer; Chairman of the Board
Over 10 years leading and managing mining operations and over 15 years investing, restructuring and building businesses



Thomas Sauve
President; Director
History of successfully identifying mining operations that have the ability to meet our model of cost cutting and efficiency



Kirk Taylor, CPA
Chief Financial Officer
16 years of accounting & auditing work at various national public accounting firms focused on tax advantaged business structuring



Tarlis Thompson
Chief Operating Officer
Over a decade of management experience in the mining industry ranging from logistics and environmental to acquisition integration



Mark LaVerghetta
VP Corporate Finance & Communications
20 years of financial market experience holding various roles with several Wall Street firms

Substantial Asset Ownership

Amassed a substantial asset base with very low leverage in the heart of met carbon country supports massive growth opportunity

American Resources Corp's Asset	Appraised Value[1]
Wyoming County Coal; Mineral	$17,408,545[2]
Wyoming County Coal; Facilities	$18,026,700[2]
McCoy Elkhorn Coal; Mine Infrastructure	$68,140,150[2]
McCoy Elkhorn Coal; Processing & Handling Facilities	$76,324,400[2]
Perry County Resources; Processing & Handling Facilities	$73,497,570[3]
Knott County Coal; Processing & Handling Facilities	$22,614,637[3]
Deane Mining; Processing & Handling Facilities	$45,229,274[3]
Equipment	$53,006,118[4]
TOTAL	$374,247,394

American Resources Corporation Asset Values
Total Value: $374,247,400



Equipment, $53,006,118 , 14%
Wyoming County Coal; Mineral, $17,408,545 , 5%
Deane Mining; Processing & Handling Facilities, $45,229,274 , 12%
Wyoming County Coal; Facilities, $18,026,700 , 5%
Knott County Coal; Processing & Handling Facilities, $22,614,637 , 6%
McCoy Elkhorn Coal; Mine Infrastructure, $68,140,150 , 18%
Perry County Resources; Processing & Handling Facilities, $73,497,570 , 20%
McCoy Elkhorn Coal; Processing & Handling

1: Appraised replacement value or implied replacement value is based on appraisals completed on the Company assets or using metrics based on appraisals for implied replacement value; 2: Darco Appraisal; 3: Implied on Darco Appraisal of McCoy Elkhorn Coal; 4: Purchase Price, Hilco Appraisal and Replacement Cost

Financial Snapshot
NASDAQ: AREC

57%
Insider Held

Low Leveraged Balance Sheet

~$27M Market Cap[1]

~100K Avg. 3m Volume

~27.3M Shares Outstanding[2]

1: Based on March 19, 2020 closing price of $1.00
2: As of March 5, 2020

AMERICAN RESOURCES CORPORATION

Year Over Year Sales


Revenue (million)
35
30
25
20
15
10
5
0
7.6
20.8
31.2
18.2
2016
2017
2018
YTD 3Q'19

AMERICAN RESOURCES CORPORATION

Value Driving Milestones

Multiple Levers to Pull to Continue to Deliver an Abundant Pipeline of Value Driving Milestones



Restarts MEC's Mine 15
Restarts MEC's Carnegie 1
Completes PCR Restructuring
Monetization of Organic Growth
Divestiture of Raven Permits
Third Party Processing Agreement
Closing of E4-1 Sale
Further Monetization of Non-Core Assets
Acquired Deane Mining
Acquired McCoy Elkhorn
Acquired Knott County Coal
Acquired Wyoming County Coal
Acquired Perry County Resources
Strategic Industry Consolidation

Investment Summary

Fastest Growing Producer of Met Carbon to the Growing Global Infrastructure Market

Scalable Platform

Ability to activate sites
as global demand increases

Highly Competitive in Global Market

Low-cost structure
allows for preferred pricing

Management team with proven expertise in operational excellence

AMERICAN RESOURCES CORPORATION

AMERICAN

RESOURCES CORPORATION

Supporting Global Infrastructure

Investor Relations:
JTC Team, LLC
833-475-8247
arec@jtcir.com



americanresourcescorp.com
NASDAQ: AREC